                                                                    EXHIBIT 99.1


                       REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors and Shareholders
Winston Hotels, Inc.

     We have audited the accompanying balance sheet of Cary Suites, Inc. as of December 31, 1995, and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the management of Cary Suites, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cary Suites, Inc. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.
Raleigh, North Carolina
March 8, 1996

                               CARY SUITES, INC.

                                 BALANCE SHEETS
                                ($ IN THOUSANDS)

                                                                  DECEMBER 31,        MARCH 31,
                                                                      1995              1996
                                                                  ------------       -----------
                                                                                     (UNAUDITED)
                                             ASSETS
Investment in hotel property, at cost:
  Land........................................................       $  330            $   330
  Buildings and improvements..................................        7,073              7,084
  Furniture and equipment.....................................        1,344              1,345
                                                                     ------            -------
                                                                      8,747              8,759
  Less accumulated depreciation...............................          742                841
                                                                     ------            -------
Net investment in hotel property..............................        8,005              7,918
Cash and cash equivalents.....................................          269                376
Accounts receivable...........................................          125                145
Advances to affiliates........................................        1,076              1,121
Advances to shareholder.......................................          110                110
Deferred expenses, net........................................          216                208
Prepaid expenses and other assets.............................            6                 12
                                                                     ------            -------
                                                                     $9,807            $ 9,890
                                                                     ======            =======
              LIABILITIES AND SHAREHOLDERS' EQUITY
Long-term debt................................................       $6,640            $ 6,545
Capital lease obligation......................................           60                 56
Accounts payable, trade.......................................          118                 49
Accrued expenses and other liabilities........................          144                146
                                                                     ------            -------
                                                                      6,962              6,796
                                                                     ------            -------
Commitments
Shareholders' equity:
  Common stock, no par value, 100,000 shares authorized,
     100,000 shares issued and outstanding....................        1,655              1,655
  Retained earnings...........................................        1,190              1,439
                                                                     ------            -------
          Total shareholders' equity..........................        2,845              3,094
                                                                     ------             -------
                                                                     $9,807            $ 9,890
                                                                     ======            =======

    The accompanying notes are an integral part of the financial statements.

                               CARY SUITES, INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                                ($ IN THOUSANDS)

                                                                               THREE MONTHS
                                                                                   ENDED
                                                           YEAR ENDED            MARCH 31,
                                                          DECEMBER 31,       -----------------
                                                              1995           1995        1996
                                                          ------------       ----       ------
                                                                                (UNAUDITED)
Revenue:
  Room revenue..........................................     $3,164          $756       $  821
  Food and beverage revenue.............................        117            22           34
  Other revenue, net....................................         24             5           --
                                                             ------          ----       ------
          Total revenue.................................      3,305           783          855
                                                             ------          ----       ------
Expenses:
  Property operating expenses...........................        959           241          270
  Repairs and maintenance...............................        143            32           36
  Franchise costs.......................................        118            27           30
  Real estate taxes and property and casualty
     insurance..........................................         98            33           24
  Interest expense......................................        629           242          139
  Depreciation and amortization.........................        423           106          107
                                                             ------          ----       ------
          Total expenses................................      2,370           681          606
                                                             ------          ----       ------
          Net income....................................        935           102          249
Retained earnings, beginning of year....................        255           255        1,190
                                                             ------          ----       ------
Retained earnings, end of year..........................     $1,190          $357       $1,439
                                                             ======          ====       ======

    The accompanying notes are an integral part of the financial statements.

                               CARY SUITES, INC.

                            STATEMENTS OF CASH FLOWS
                                ($ IN THOUSANDS)

                                                                                THREE MONTHS
                                                                                    ENDED
                                                             YEAR ENDED           MARCH 31,
                                                            DECEMBER 31,       ---------------
                                                                1995           1995       1996
                                                            ------------       ----       ----
                                                                                 (UNAUDITED)
Cash flows from operating activities:
  Net income..............................................     $  935          $102       $249
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization........................        423           106        107
     Loss on sale of equipment............................          4
     Changes in assets and liabilities:
       Accounts receivable................................        (26)          118        (20)
       Other accounts receivable..........................         60
       Prepaid expenses and other assets..................          1            (4)        (6)
       Accounts payable, trade, accrued expenses and other
          liabilities.....................................         42            38        (67)
                                                               ------          ----       ----
          Net cash provided by operating activities.......      1,439           360        263
                                                               ------          ----       ----
Cash flows from investing activities:
  Additions to hotel properties...........................        (32)          (13)       (12)
  Proceeds from sale of equipment.........................         17
  Advances to affiliates..................................       (891)          (53)       (45)
  Payments received on advances to affiliates.............         42
  Advances to shareholder.................................       (110)
                                                               ------          ----       ----
          Net cash used in investing activities...........       (974)          (66)       (57)
                                                               ------          ----       ----
Cash flows from financing activities:
  Principal payments on long-term debt....................       (362)          (57)       (95)
  Payments on capital lease obligation....................        (23)           (4)        (4)
                                                               ------          ----       ----
          Net cash used in financing activities...........       (385)          (61)       (99)
                                                               ------          ----       ----
Net change in cash and cash equivalents...................         80           233        107
Cash and cash equivalents at beginning of period..........        189           189        269
                                                               ------          ----       ----
Cash and cash equivalents at end of period................     $  269          $422       $376
                                                               ======          ====       ====
Supplemental disclosures of cash flow information --
  Cash paid during the period for interest................     $  674          $242       $140
                                                               ======          ====       ====

    The accompanying notes are an integral part of the financial statements.

                               CARY SUITES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

1. ORGANIZATION

     Cary Suites, Inc. (the "Company") was formed to own and operate a Homewood Suites in Cary, North Carolina. The Company has entered into a contract to sell their investment in hotel property to WINN Limited Partnership. The contract does not extend to any other assets or liabilities of the Company.

     The hotel is operated under a franchise agreement with the Homewood Suites Division of Embassy Suites, Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Cash Equivalents. All highly liquid investments with a maturity of three months or less when purchased are considered to be cash equivalents.

     Interim Unaudited Financial Information. The accompanying interim financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and generally accepted accounting principles applicable to interim financial statements. In the opinion of management, all adjustments and eliminations, consisting only of normal recurring adjustments, necessary to present fairly the financial position of the Company as of March 31, 1996 and the results of its operations and cash flows for the three month periods ended March 31, 1995 and 1996, have been included. The results of operations for such interim periods are not necessarily indicative of the results for the full year.

     Fair Value of Financial Instruments. Statements of Financial Accounting No. 107, "Disclosure about Fair Value of Financial Instruments" requires the Company to disclose estimated fair values of its financial instruments. The Company's financial instruments consist of cash and cash equivalents, whose carrying value approximates fair value, advances to affiliates and shareholder whose carrying value approximates fair value because of their short maturities and long-term debt, whose carrying value approximates fair value due to the variable rates on the instruments. The Company's remaining assets and liabilities are not considered financial instruments.

     Concentration of Credit Risk. The Company places cash deposits with federally insured financial institutions. At times, deposits have exceeded the amounts insured by the Federal Deposit Insurance Corporation. In addition, amounts due from affiliates represent concentrations of credit risk.

     Revenue Recognition. Revenue is recognized as earned. Ongoing credit evaluations are performed and accounts deemed uncollectible are charged to operations.

     Investment in Hotel Property. The hotel property is recorded at cost, and is depreciated using the straight-line method over estimated useful lives of the assets of 5 and 30 years for furniture and equipment, and buildings and improvements, respectively. Upon disposition, both the asset and accumulated depreciation accounts are relieved and the related gain or loss is credited or charged to the income statement. Repairs and maintenance expenses are charged to operations as incurred.

     The Company evaluates long-lived assets for potential impairment by analyzing the operating results, trends and prospects for the Company and considering any other events and circumstances which might indicate potential impairment.

     Advertising Costs.  Advertising costs of $78 were expensed as incurred.

     Deferred Expenses. Deferred expenses consist primarily of franchise fees, organizational costs and deferred lease expense which are recorded at cost. Amortization is computed using the straight-line method over the terms of the franchise and lease agreements. Organizational costs are amortized over five years. Accumulated amortization was $64 at December 31, 1995.

                               CARY SUITES, INC.

                                ($ IN THOUSANDS)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Income Taxes. The Company has made an election under Subchapter S of the Internal Revenue Code. Any taxable income or loss is recognized by the shareholders and therefore, no provision for income taxes has been provided in the accompanying financial statements.

     Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. LONG-TERM DEBT

     At December 31, 1995 long-term debt consists of the following:

        Note payable in equal monthly installments of principal and interest of $78, bearing interest at the bank's prime plus 1.5%
          (9.0% at December 31, 1995), due June 10, 1998..................    $6,240
        Note payable to a stockholder due on demand and bearing interest
          at prime plus 1%................................................       200
        Notes payable with interest due annually at 9% and principal due
          February 14, 1999 or upon the sale of the hotel.................       200
                                                                              ------
                                                                              $6,640
                                                                              ======

     The debt is collateralized by the investment in hotel property and rents.

     Aggregate annual principal payments for long-term debt at December 31, 1995 are as follows:

        1996..............................................................    $  621
        1997..............................................................       427
        1998..............................................................     5,392
        1999..............................................................       200
                                                                              ------
                                                                              $6,640
                                                                              ======

4. RELATED PARTY TRANSACTIONS

     The Company has made non interest bearing loans to a shareholder and other companies related to the Company through common ownership. These advances are due upon demand. In addition, the Company owes a shareholder $200 (Note 3).

5. COMMITMENTS AND SIGNIFICANT CUSTOMER

     Franchise costs represent the annual expense for franchise royalties, reservation and advertising services under the terms of hotel franchise agreement expiring in 2014. Fees are computed based upon percentages (generally 8% of gross room revenue, except as discussed below).

                               CARY SUITES, INC.

                                ($ IN THOUSANDS)

5. COMMITMENTS AND SIGNIFICANT CUSTOMER (CONTINUED)

     The Company leases certain equipment under an operating lease agreement that expires in 1996. Rent expense related to such lease was $17 for the year ended December 31, 1995. Payments under this lease in 1996 will be approximately $15. Certain equipment is leased under a capital lease agreement. Equipment capitalized under this lease agreement is $61, net of accumulated amortization of $33. Following is a schedule of the future minimum rental payments required under this lease as of December 31, 1995:

        1996................................................................    $21
        1997................................................................     21
        1998................................................................     21
        1999................................................................      6
                                                                                ---
        Total minimum lease commitments.....................................     69
        Less amount representing interest...................................      9
                                                                                ---
        Present value of future minimum lease commitments...................    $60
                                                                                ===

     The Company leases approximately 60% of its available rooms to one corporate customer under an agreement that expires March 31, 2003. Revenue earned under this lease agreement for the year ended December 31, 1995 was $1,695. The Company's franchisor has agreed to waive the franchise fees related to the rooms rented to this customer throughout the term of the lease agreement. Minimum future rental income under this noncancelable operating lease is as follows:

        1996............................................................    $ 1,727
        1997............................................................      1,727
        1998............................................................      1,727
        1999............................................................      1,727
        2000............................................................      1,727
        Thereafter......................................................      3,885
                                                                            -------
                                                                            $12,520
                                                                            =======